BOND

                                         [ADVANTUS(TM) CAPITAL MANAGEMENT LOGO]


ADVANTUS BOND FUND, INC.

SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED MARCH 31, 2002


[GRAPHIC]

FIXED INCOME

CUT DOWN PAPERWORK, NOT TREES.

Advantus now offers e-delivery of prospectuses, annual and semi-annual reports. To find out more, call Advantus Shareholder Services at (800) 665-6005.

ADVANTUS BOND FUND

TABLE OF CONTENTS


PERFORMANCE UPDATE                2


INVESTMENTS IN
SECURITIES                        7


STATEMENT OF ASSETS
AND LIABILITIES                  12


STATEMENT OF
OPERATIONS                       13


STATEMENTS OF CHANGES
IN NET ASSETS                    14


NOTES TO FINANCIAL
STATEMENTS                       15


DIRECTORS AND
EXECUTIVE OFFICERS               20


SHAREHOLDER SERVICES             22

LETTER FROM THE PRESIDENT

[PHOTO OF WILLIAM N. WESTHOFF]

Dear Shareholder:

The economic recovery is well underway, which was no small task in light of nearly two years of slowing economic growth, a series of major corrections in the stock market and the September 11 attacks on America, which devastated the already ailing economy and stock market. We feel that the economy is improving, largely due to hand-in-glove monetary and fiscal strategies.

MONETARY POLICY: THE FEDERAL RESERVE'S AGGRESSIVE ACTIONS. In 2001, the Fed dropped its fed funds rate by 475 basis points (4.75%). The U.S. hadn't seen rates this low since the early 1950s. The Fed has met twice in 2002 and has not yet changed the fed funds rate. At the January 30 meeting, the Fed had a bias toward weakness. At the March 19 meeting, they changed to a neutral bias. Clearly, they believe things are looking up.

FISCAL POLICY: CONGRESSIONAL ACTIONS. In March, Congress approved more than $70 billion to further fund our country's fiscal initiatives. Although this was less than half of the amount originally sought, it will provide a significant boost to the overall economy. These fiscal policies included:

-    Social programs to help Americans

- Aiding in the unprecedented search for victims and clear the World Trade Center complex in New York City

-    Setting up the national network needed for Homeland Security

-    Increasing defense spending, substantially

Business spending (goods and inventories) continued to decline in the second half of 2001, following a trend started in the previous year. The business economy has retooled since September 11. Late in fourth quarter 2001, we saw companies drawing down inventories to low levels. The good news is that this has led to some production increases to rebuild inventory in the first quarter 2002. Companies are still cautious in their capital spending. We've come a long way in the past six months, and we believe all signs point to continued progress.

Market cycles and economic signs point to an equity market recovery. Remember that valuations are key, and companies need to generate sustainable profits to court potential investors. As investors' confidence returns to the equity market, the debt market will likely ratchet down. We believe equities will outperform bonds, and bonds will outperform cash.

As the economy gathers momentum in the second half of the year, we expect upward pressure on interest rates, particularly the short maturities. We also expect that since the Federal Reserve has shifted to a neutral bias, it will later move towards a more restrictive posture. Keep in mind that each Federal Reserve action takes about 13 months to work through the economy, and we had 10 Fed actions in 2001. All in all, we believe that economic recovery is underway.

This reporting period was an extremely difficult period for our nation and for our markets, and history will record it as such. We believe the investment landscape is steadily improving, so keep focused on your investment objectives and think long term. Long-term investors are rewarded for their discipline and patience.

Sincerely,

/s/ William N. Westhoff
William N. Westhoff
President, Advantus Funds

ADVANTUS BOND FUND

The Fund's performance for the six-month period ended March 31, 2002, for each class of shares offered was as follows:

                Class A                         - .56 percent*
                Class B                         -1.02 percent*
                Class C                         - .93 percent*

The Fund's benchmark, the Lehman Brothers Aggregate Bond Index,** returned .14 percent for the same period.

PERFORMANCE ANALYSIS

The past two quarters have acted as a transition period for the financial markets. For the fixed income market specifically, they have marked a change in the tide. The Federal Reserve aggressively lowered key short-term interest rates in each quarter last year. In the first quarter of 2002, the Federal Reserve left short-term rates unchanged while moving their bias of concern from economic weakness to a neutral bias. As the Fed left short-term rates unchanged and the economy found legs to stand on, the fixed income market began to anticipate a future environment of stronger economic growth and higher interest rates. Interest rates were higher across the entire yield curve with the two-year maturity experiencing the largest backup in yield. The yield on the two-year Treasury rose 86 basis points to 3.71 percent, while all longer-term yields increased between 40 and 100 basis points. Short-term interest rates declined creating a steeper yield curve, as longer maturity bonds yield significantly more than short maturity bonds.

Mortgage-backed securities, and U.S. Treasury inflation indexed notes (TIPS), were the star fixed income performance vehicles during this period. These two sectors outperformed their agency, corporate and U.S. Treasury counterparts by significant amounts during the period. The corporate credit sector returns were up slightly during the period despite the Enron quake and the aftershock that reverberated through the credit market. Tyco and credits in the telecom sector were beaten down by accounting concerns, while other names such as First Energy, Georgia Pacific and Xcel Energy, Inc. were hurt by credit specific events. On the other hand, many names in the corporate market continue to trade at very tight spreads, as they are perceived as safe havens.

The Fund's performance benefited most from our decision early this year to sell U.S. Agency debentures and add to our mortgage-backed securities positions. This move brought our holdings in mortgage-backed securities close to our maximum long position. Exposure to TIPS was increased from 2.00 to 5.00 percent of the Fund. These being the two best performing sectors aided performance. The Fund's corporate exposure was neutral to the market, but we did experience some pain in holding Worldcom, Sprint Corporation, First Energy and Xcel Energy, Inc. Overall, duration of the Fund was kept slightly short that of the index, which helped as interest rates moved higher.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO OF WAYNE SCHMIDT]

WAYNE SCHMIDT, CFA
PORTFOLIO MANAGER

The Advantus Bond Fund is a mutual fund designed for investors seeking a high level of current income consistent with prudent investment risk. The Fund plans to achieve its objective primarily by investing in a diversified portfolio of investment grade short, intermediate and long-term debt securities. The Fund manager varies the proportion of assets invested in each maturity category depending upon the evaluation of market patterns and economic trends by the Fund's investment adviser.

-    Dividends declared daily and paid monthly.

-    Capital gains distributions paid annually.

OUTLOOK

As we move through the remainder 2002, it will be imperative that we approach the bond market defensively, with an eye toward capital preservation. In an environment of rising interest rates, we will look for ways to add yield to the Fund through mortgage-backed securities and corporate bonds, without taking on unnecessary price volatility. This will involve buying stable and improving credits, and keeping the duration of the Fund shorter than that of the index. TIPS are a great defensive play and we will continue to hold them in the Fund.

It appears the economy is beginning to gather momentum, and this momentum will grow as the year progresses and continue to put upward pressure on interest rates, particularly short maturities. We feel the Federal Reserve has taken their foot off the accelerator, they made the shift to a neutral bias, and now the question is when will they begin tapping the brakes. Later this year we expect that the Fed will begin the process of controlling economic growth by moving short-term interest rates higher. As this process unfolds, we feel interest rates will climb higher and total return opportunities from fixed income will be limited. We believe that yields will become more attractive and fixed income investments should provide investors with modest stable returns for the year.

* Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 4.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge.

**The Lehman Brothers Aggregate Bond Index is an unmanaged benchmark which includes all publicly issued fixed rate, nonconvertible domestic corporate debt.

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
                        INVESTMENT IN ADVANTUS BOND FUND,
         LEHMAN BROTHERS AGGREGATE BOND INDEX AND CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus Bond Fund compared to the Lehman Brothers Aggregate Bond Index and the Consumer Price Index. The lines in the Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on March 31, 1992 through March 31, 2002. The lines in the Class B and Class C graphs represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares of the Advantus Bond Fund (August 19, 1994 and March 1, 1995 for Class B and C, respectively) through March 31, 2002.

[CHART]

                                    CLASS A

SEC AVERAGE ANNUAL TOTAL RETURN:
One year                                      -0.03%
Five year                                      5.35%
Ten year                                       6.18%

                                   LEHMAN BROTHERS
                                     AGGREGATE
                     CLASS A        BOND INDEX            CPI
3/31/1992           $ 9,548           $10,000           $10,000
9/30/1992            10,409            11,240            10,129
9/30/1993            11,625            12,347            10,402
9/30/1994            10,914            11,890            10,761
9/30/1995            12,557            13,537            10,998
9/30/1996            13,063            14,194            11,328
9/30/1997            14,444            15,563            11,579
9/30/1998            15,707            17,322            11,744
9/30/1999            15,336            17,235            12,053
9/30/2000            16,109            18,440            12,462
9/30/2001            18,312            20,959            12,793
3/31/2002            18,210            20,988            12,821

[CHART]

                                    CLASS B

SEC AVERAGE ANNUAL TOTAL RETURN:
One year                                         -1.20%
Five year                                         5.31%
Since inception (8/19/94)                         5.96%

                                                   LEHMAN BROTHERS
                     CLASS B            CPI      AGGREGATE BOND INDEX
8/19/1994           $10,000           $10,000           $10,000
9/30/1994             9,876            10,067             9,957
9/30/1995            10,801            10,289            11,337
9/30/1996            11,252            10,598            11,886
9/30/1997            12,480            10,833            13,033
9/30/1998            13,610            10,987            14,506
9/30/1999            13,200            11,276            14,434
9/30/2000            13,905            11,659            15,443
9/30/2001            15,702            11,968            17,443
3/31/2002            15,542            11,995            17,467

                                    CLASS C

SEC AVERAGE ANNUAL TOTAL RETURN:
One year                                                  3.90%
Five year                                                 5.51%
Since inception (3/1/95)                                  5.94%

[CHART]

                                                    LEHMAN BROTHERS
                     CLASS C            CPI       AGGREGATE BOND INDEX
 3/1/1995           $10,000           $10,000           $10,000
9/30/1995            10,925            10,146            10,808
9/30/1996            11,265            10,450            11,332
9/30/1997            12,348            10,682            12,426
9/30/1998            13,372            10,834            13,830
9/30/1999            12,909            11,119            13,761
9/30/2000            13,459            11,497            14,722
9/30/2001            15,187            11,801            16,629
3/31/2002            15,046            11,828            16,653

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 4.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

TEN LARGEST BOND HOLDINGS

                                                    MARKET                     % OF BOND
COMPANY                                             VALUE                      PORTFOLIO
----------------                               ----------------                ----------
U.S. Treasury Bond - 3.375%, 01/15/07          $      1,368,829                      6.3%
Federal National Mortgage Association -
  7.500%, 05/01/31                                      594,722                      2.8%
U.S. Treasury Bond - 5.250%, 02/15/29                   540,422                      2.5%
Anheuser-Busch Companies, Inc.
  7.100%, 06/15/07                                      524,846                      2.4%
Federal National Mortgage Association -
  7.000%, 02/01/32                                      506,981                      2.3%
Federal National Mortgage Association -
  7.000%, 11/01/31                                      500,130                      2.3%
U.S. Treasury Bond - 6.000%, 02/15/26                   497,519                      2.3%
St. George Bank-144A Issue -
  8.485%, 12/29/49                                      458,798                      2.1%
Metropolitan Asset Funding, Inc. -
  7.525%, 04/20/27                                      416,263                      1.9%
National Collegiate - 7.240%, 09/20/14                  405,070                      1.9%
                                               ----------------                ----------
                                               $      5,813,580                     26.8%
                                               ================                ==========

[CHART]

CRASH AND OTHER ASSETS/LIABILITES       (5.3%)
D RATED                                 (0.4%)
U.S. TREASURY                          (12.7%)
BBB RATED                              (20.7%)
U.S. GOVERNMENT AGENCIES               (27.0%)
AAA RATED                               (8.2%)
A RATED                                (15.4%)
AA RATED                               (10.3%)

                                                              ADVANTUS BOND FUND
                                                       INVESTMENTS IN SECURITIES

                                                                  MARCH 31, 2002
                                                                     (UNAUDITED)

           (Percentages of each investment category relate to total net assets.)

                                                                                                   MARKET
     PRINCIPAL                                                     COUPON        MATURITY         VALUE(a)
     ---------                                                     ------        ---------    --------------
LONG-TERM DEBT SECURITIES (96.1%)
     GOVERNMENT OBLIGATIONS (40.7%)
     U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (38.7%)
     Federal National Mortgage Association (FNMA) (18.2%)
$     200,000                                                      6.000%         05/15/11    $     199,129
      200,000                                                      6.250%         02/01/11          199,392
      204,820                                                      6.500%         02/01/32          204,155
      496,907                                                      7.000%         02/01/32          506,981
      395,000                                                      7.000%         03/01/32          403,008
      371,038                                                      6.000%         03/01/14          373,339
      249,738                                                      6.000%         02/01/32          242,283
      148,222                                                      6.230%         01/01/08          151,173
       98,113                                                      6.500%         05/01/31           97,794
      222,659                                                      6.500%         12/01/31          221,935
      237,759                                                      7.000%         07/01/31          242,582
      220,632                                                      7.000%         09/01/31          225,108
      490,186                                                      7.000%         11/01/31          500,130
      574,017                                                      7.500%         05/01/31          594,722
                                                                                              -------------
                                                                                                  4,161,731
                                                                                              -------------

     Government National Mortgage Association (GNMA) (7.8%)

       57,015                                                      7.000%         04/15/22           58,580
       83,931                                                      7.000%         03/15/23           86,213
      240,615                                                      6.500%         11/15/28          240,545
      399,999                                                      6.500%         06/15/31          399,255
      384,635                                                      6.500%         06/15/31          383,920
      121,791                                                      7.500%         10/15/30          126,660
       62,948                                                      7.500%         11/15/30           65,464
      161,122                                                      7.500%         02/15/31          167,548
      250,000                                                      6.809%         07/13/30          254,526
                                                                                              -------------
                                                                                                  1,782,711
                                                                                              -------------

     U.S. Treasury (12.7%)

    1,200,000   Bond                                               3.375%         01/15/07        1,368,829
      600,000   Bond                                               5.250%         02/15/29          540,422
      100,000   Bond                                               5.375%         02/15/31           93,883
       50,000   Bond                                               5.500%         08/15/28           46,613
      500,000   Bond                                               6.000%         02/15/26          497,519
      350,000   Bond                                               6.125%         08/15/29          356,467
                                                                                              -------------
                                                                                                  2,903,733
                                                                                              -------------

              See accompanying notes to investments in securities

                                                                                                    MARKET
PRINCIPAL                                                            COUPON    MATURITY             VALUE(a)
---------                                                           ---------  ---------          ----------
   STATE AND LOCAL GOVERNMENT OBLIGATIONS (1.0%)
$       220,000   City of Eden Prairie, Minnesota                    7.350%    02/20/09           $  232,921
                                                                                                  ----------
   OTHER GOVERNMENT OBLIGATIONS (1.0%)
        250,000   Manitoba (b)                                       4.250%    11/20/06              239,411
                                                                                                  ----------
                  Total government obligations (cost: $9,343,436)                                  9,320,507
                                                                                                  ----------
   CORPORATE OBLIGATIONS (55.4%)
      BASIC MATERIALS (5.1%)
       Agriculture Products (1.1%)
        250,000   Archer-Daniels-Midland Company                     7.000%    02/01/31              250,910
                                                                                                  ----------
       Construction (1.3%)
        300,000   Vulcan Materials, Inc.                             6.400%    02/01/06              306,933
                                                                                                  ----------
       Paper and Forest (2.7%)
        300,000   International Paper Company                        8.000%    07/08/03              314,157
        300,000   Weyerhaeuser Company - 144A Issue (d)              7.375%    03/15/32              292,423
                                                                                                  ----------
                                                                                                     606,580
                                                                                                  ----------
      COMMUNICATION SERVICES (.6%)
       Telecommunication (.6%)
        150,000   Sprint Corporation                                 5.700%    11/15/03              143,908
                                                                                                  ----------
      CONSUMER CYCLICAL (1.7%)
       Publishing (1.7%)
        200,000   Gannett Company, Inc.                              5.500%    04/01/07              198,355
        200,000   Scholastic Corporation                             5.750%    01/15/07              195,971
                                                                                                  ----------
                                                                                                     394,326
                                                                                                  ----------
      CONSUMER STAPLES (5.6%)
       Beverage (2.3%)
        500,000   Anheuser-Busch Companies, Inc.                     7.100%    06/15/07              524,846
                                                                                                  ----------
       Broadcasting (.9%)
        200,000   TCI Communications, Inc.                           6.375%    05/01/03              203,335
                                                                                                  ----------
       Food (1.3%)
        300,000   H.J. Heinz Company (d)                             6.490%    11/15/02              306,763
                                                                                                  ----------
       Retail (1.1%)
        250,000   Safeway, Inc.                                      6.050%    11/15/03              257,167
                                                                                                  ----------
      ENERGY (3.1%)
       Oil (3.1%)
         50,000   Amerada Hess                                       6.650%    08/15/11               49,615
        100,000   Amerada Hess                                       7.300%    08/15/31               98,606
        200,000   Coastal Corporation                                6.200%    05/15/04              199,678
        350,000   Conoco, Inc.                                       5.900%    04/15/04              359,873
                                                                                                  ----------
                                                                                                     707,772
                                                                                                  ----------

              See accompanying notes to investments in securities.

                                                                                                                     MARKET
PRINCIPAL                                                                            COUPON    MATURITY             VALUE(a)
---------                                                                           ---------  ---------           ----------
      FINANCIAL (33.0%)
       Auto Finance (2.0%)
$       100,000   Ford Motor Credit Corporation                                       6.875%    02/01/06           $   99,431
        350,000   General Motors Acceptance Corporation                               6.750%    01/15/06              354,543
                                                                                                                   ----------
                                                                                                                      453,974
                                                                                                                   ----------
       Banks (4.3%)
        181,414   Banco Hipotecario Nacional - 144A Issue (b)(c)                      7.916%    07/25/09              102,762
        200,000   Bank One Corporation                                                5.500%    03/26/07              198,289
        500,000   St. George Bank - 144A Issue (b)(c)                                 8.485%    12/29/49              458,798
        200,000   Well Fargo Bank                                                     7.550%    06/21/10              214,726
                                                                                                                   ----------
                                                                                                                      974,575
                                                                                                                   ----------
       Collateralized Mortgage Obligations/Mortgage Revenue Bonds (13.3%)
        233,989   Chase Mortgage Finance Corporation                                  6.500%    09/25/13              232,850
        193,034   Countrywide Mortgage Backed Securities, Inc.                        6.750%    03/25/24              192,198
        384,341   GE Capital Mortgage Services, Inc.                                  6.750%    11/25/28              375,713
        239,344   GE Capital Mortgage Services, Inc. 144A Issue (d)                   6.500%    04/25/24              240,423
        252,453   GMAC Commercial Mortgage
                    Securities - 144A Issue (d)                                       7.350%    10/15/11              264,253
        282,519   Mellon Residential Funding                                          6.750%    06/26/28              283,556
        232,533   Norwest Asset Securities Corporation                                7.000%    06/25/12              238,711
        250,000   Paine Webber Mortgage Acceptance
                    Coporation - 144A Issue (d)                                       7.655%    01/02/12              259,582
        203,356   Park Avenue Finance Corporation - 144A Issue (d)                    7.580%    05/12/07              215,814
        300,000   Park Avenue Finance Corporation - 144A Issue (d)                    7.680%    05/12/07              318,682
        201,526   Prudential Home Mortgage Security Company                           6.500%    10/25/23              204,561
        199,479   Prudential Home Mortgage
                    Security Company - 144A Issue (d)                                 6.775%    04/28/24              203,381
                                                                                                                   ----------
                                                                                                                    3,029,724
                                                                                                                   ----------
       Commercial Finance (.6%)
        150,000   General Electric Capital Corporation                                6.750%    03/15/32              144,977
                                                                                                                   ----------
       Commercial Mortgage-Backed Securities (1.7%)
              -   Asset Securitization Corporation (e)                                8.300%    04/14/29              178,960
              -   Asset Securitization Corporation - 144A Issue (d)(e)                8.250%    10/13/26              203,521
                                                                                                                   ----------
                                                                                                                      382,481
                                                                                                                   ----------
       Consumer Finance (.9%)
        200,000   ERAC USA Finance Company - 144A Issue (d)                           7.350%    06/15/08              203,808
                                                                                                                   ----------
       Corporate Bonds (2.9%)
        250,000   Fortress CBO Investmnets I, Ltd. - 144A Issue (b)(c)                7.850%    07/25/09              257,715
        400,000   Metropolitan Asset Funding, Inc. (d)                                7.525%    04/20/27              416,263
                                                                                                                   ----------
                                                                                                                      673,978
                                                                                                                   ----------

              See accompanying notes to investments in securities.

                                                                                                                     MARKET
PRINCIPAL                                                                            COUPON    MATURITY             VALUE(a)
---------                                                                           ---------  ---------          -----------
       Finance-Diversified (1.8%)
$       429,545   National Collegiate                                                 7.240%    09/20/14           $  405,070
                                                                                                                  -----------
       Investment Bankers/Brokers (.7%)
        150,000   Morgan Stanley Dean Witter & Company                                6.750%    04/15/11              150,403
                                                                                                                  -----------
       Real Estate Investment Trust (3.7%)
        200,000   BRE Properties, Inc.                                                5.950%    03/15/07              196,185
        250,000   Equity Office Properties Trust                                      7.000%    07/15/11              248,950
        200,000   Prologis Trust                                                      6.700%    04/15/04              205,057
        200,000   Reckson Operating Partnership LP                                    7.400%    03/15/04              206,720
                                                                                                                   ----------
                                                                                                                      856,912
                                                                                                                  -----------
       Savings and Loans (1.1%)
        250,000   Washington Mutual, Inc.                                             6.875%    05/15/11              251,671
                                                                                                                  -----------
      TRANSPORTATION (1.3%)
       Railroads (1.3%)
        300,000   Canadian Pacific Rail Road (b)                                      6.250%    10/15/11              290,386
                                                                                                                  -----------
      UTILITIES (5.0%)
       Electric Companies (3.9%)
        200,000   Entergy Louisiana, Inc.                                             8.500%    06/01/03              208,322
        250,000   Hydro-Quebec (b)                                                    8.000%    02/01/13              280,660
        250,000   Niagara Mohawk Holdings, Inc.                                       5.375%    10/01/04              250,768
        150,000   South Carolina Electric and Gas                                     6.625%    02/01/32              145,296
                                                                                                                  -----------
                                                                                                                      885,046
                                                                                                                  -----------
       Power Products-Industrial (1.1%)
        250,000   Xcel Energy, Inc.                                                   7.000%    12/01/10              244,276
                                                                                                                  -----------
                  Total corporate obligations (cost: $12,734,852)                                                  12,649,821
                                                                                                                  -----------
                  Total long-term debt securities (cost: $22,078,288)                                              21,970,328
                                                                                                                  ===========
SHARES
------
SHORT-TERM SECURITIES (2.7%)
        630,687   Federated Prime Obligation Fund, current rate 1.900%                                                630,687
          2,740   Provident Institutional Fund - TempFund Portfolio,
                    current rate 1.970%                                                                                 2,740
                                                                                                                  -----------
                  Total short-term securities (cost: $633,427)                                                        633,427
                                                                                                                  -----------
                  Total investments in securities (cost: $22,711,715) (f)                                         $22,603,755
                                                                                                                  ===========

              See accompanying ntoes to investments in securites.

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Fund held 7.1% of net assets in foreign securities as of March 31, 2002.
(c) Represents ownership in an illiquid security which has not been registered with the Security and Exchange Commission under the Securities Act of 1933. (See note 6 to the financial statements.) Information concerning the restricted securities held at March 31, 2002, which includes acquisition date and cost, is as follows:

                                                ACQUISITION
     SECURITY:                                      DATE          COST
     ---------                                --------------  --------------
St. George Bank 144A Issue*                      06/12/97     $      500,000
Banco Hipotecario Nacional 144A Issue*           01/08/01            206,843
Fortress CBO Investments I, Ltd. 144A Issue*     01/16/01            247,109
                                                              --------------
                                                              $      953,952
                                                              ==============

     * A 144A issue represents a security which has not been registered with the Securities and Exchange commission under the Securities Act of 1933.
(d) Long term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933 as amended, and may be sold to dealers in that program or other accredited investors. These securites have been determined to be liquid under guidelines established by the board of directors.
(e) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.
(f) At March 31, 2002, the cost of securities for federal income tax purposes was $22,781,962. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation                $       248,692
Gross unrealized depreciation                       (426,899)
                                             ---------------
Net unrealized depreciation                  $      (178,207)
                                             ===============

                See accompanying notes to financial statements.

ADVANTUS BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2002
(UNAUDITED)

                                     ASSETS

Investments in securities, at market value - see accompanying schedule for
 detailed listing (a) (identified cost: $22,711,715)                            $   22,603,755
Cash in bank on demand deposit                                                          47,933
Receivable for Fund shares sold                                                         50,571
Receivable for investment securities sold                                              202,625
Accrued interest receivable                                                            231,168
Collateral for securities loaned (note 7)                                            1,122,787
Other receivables                                                                        1,306
                                                                                --------------
      Total assets                                                                  24,260,145
                                                                                --------------
                                   LIABILITIES

Payable for investment securities purchased                                            209,797
Payable for Fund shares redeemed                                                         8,652
Dividends payable to shareholders                                                       24,112
Payable to Adviser                                                                      27,006
Payable upon return of securities loaned (note 7)                                    1,122,787
                                                                                --------------
      Total liabilities                                                              1,392,354
                                                                                --------------
Net assets applicable to outstanding capital stock                              $   22,867,791
                                                                                ==============
Represented by:
   Capital stock - authorized 10 billion shares (Class A - 2 billion shares,
   Class B - 2 billion shares, Class C - 2 billion shares and 4 billion shares
   unallocated) of $.01 par value                                               $       22,902
   Additional paid-in capital                                                       24,287,293
   Undistributed (distributions in excess of) net investment income                    (13,409)
   Accumulated net realized losses from investments                                 (1,321,035)
   Unrealized depreciation on investments                                             (107,960)
                                                                                --------------
      Total - representing net assets applicable to outstanding capital stock   $   22,867,791
                                                                                ==============
Net assets applicable to outstanding Class A shares                             $   15,665,081
                                                                                ==============
Net assets applicable to outstanding Class B shares                             $    6,204,704
                                                                                ==============
Net assets applicable to outstanding Class C shares                             $      998,006
                                                                                ==============
Shares outstanding and net asset value per share:
   Class A - Shares outstanding 1,569,803                                       $         9.98
                                                                                ==============
   Class B - Shares outstanding 620,250                                         $        10.00
                                                                                ==============
   Class C - Shares outstanding 100,115                                         $         9.97
                                                                                ==============

----------
(a)  Includes securities on loan of $989,953

                See accompanying notes to financial statements.

ADVANTUS BOND FUND
STATEMENT OF OPERATIONS
PERIOD FROM OCTOBER 1, 2001 TO MARCH 31, 2002
(UNAUDITED)

Investment income:
   Interest                                                              $       727,464
   Dividends                                                                       2,664
   Income from securities lending activities                                         722
                                                                         ---------------
        Total investment income                                                  730,850
                                                                         ---------------
Expenses (note 4):
   Investment advisory fee                                                        69,428
   Rule 12b-1 fees - Class A                                                      19,530
   Rule 12b-1 fees - Class B                                                      32,208
   Rule 12b-1 fees - Class C                                                       5,388
   Administrative services fee                                                    37,200
   Transfer agent and shareholder services fees                                   46,310
   Custodian fees                                                                  7,607
   Auditing and accounting services                                                4,300
   Legal fees                                                                      4,037
   Directors' fees                                                                   235
   Registration fees                                                              20,000
   Printing and shareholder reports                                               10,769
   Insurance                                                                       1,007
   Other                                                                           1,887
                                                                         ---------------
        Total expenses                                                           259,906
                                                                         ---------------
   Less fees and expenses waived or absorbed by Adviser                          (98,638)
                                                                         ---------------
        Total net expenses                                                       161,268
                                                                         ---------------
        Investment income - net                                                  569,582
                                                                         ---------------
Realized and unrealized gains (losses) on investments:
   Net realized gains on investments (note 3)                                     83,896
   Net change in unrealized appreciation or depreciation on investments         (839,433)
                                                                         ---------------
        Net losses on investments                                               (755,537)
                                                                         ---------------
Net decrease in net assets resulting from operations                     $      (185,955)
                                                                         ===============


                See accompanying notes to financial statements.

ADVANTUS BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
PERIOD FROM OCTOBER 1, 2001 TO MARCH 31, 2002 AND YEAR ENDED SEPTEMBER 30, 2001 (UNAUDITED)

                                                                                2002             2001
                                                                           --------------   --------------
Operations:
   Investment income - net                                                 $      569,580   $    1,239,980
   Net realized gain on investments                                                83,896          667,303
   Net change in unrealized appreciation or depreciation
      on investments                                                             (839,433)         932,264
                                                                           --------------   --------------
        Increase (decrease) in net assets resulting from operations              (185,957)       2,839,547
                                                                           --------------   --------------
Distributions to shareholders from net investment income:
      Class A                                                                    (392,301)        (866,736)
      Class B                                                                    (137,493)        (324,599)
      Class C                                                                     (23,038)         (57,037)
                                                                           --------------   --------------
        Total distributions                                                      (552,832)      (1,248,372)
                                                                           --------------   --------------
Capital share transactions: (notes 4 and 5):
   Proceeds from sales:
      Class A                                                                   2,499,578        4,288,940
      Class B                                                                     505,516          849,975
      Class C                                                                     198,534          339,564
   Proceeds from issuance of shares as a result of reinvested dividends:
      Class A                                                                     232,971          537,883
      Class B                                                                     116,177          274,868
      Class C                                                                      19,782           52,255
   Payments for redemption of shares:
      Class A                                                                  (2,307,117)      (5,151,285)
      Class B                                                                    (793,205)      (1,749,781)
      Class C                                                                    (215,591)        (552,024)
                                                                           --------------   --------------
        Increase (decrease) in net assets from capital share transactions         256,645       (1,109,605)
                                                                           --------------   --------------
        Total increase (decrease) in net assets                                  (482,144)         481,570
Net assets at beginning of period                                              23,349,935       22,868,365
                                                                           --------------   --------------
Net assets at end of period (including distributions in excess
   of net investment income of $13,409 and $30,159, respectively)          $   22,867,791   $   23,349,935
                                                                           ==============   ==============

                 See accompanying notes to financial statements.

ADVANTUS BOND FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2002
(UNAUDITED)

(1)    ORGANIZATION

       The Advantus Bond Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income consistent with prudent investment risk.

       The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       The significant accounting policies followed by the Fund are summarized as follows:

   USE OF ESTIMATES

       The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

   INVESTMENTS IN SECURITIES

       The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central
Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds, as applicable. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

       Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Paydowns of securities are recorded as receivables as of the due date, which varies by issuer. Interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

    FEDERAL TAXES

       The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

       Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

        As of September 30, 2001, for federal income tax purpose, the fund had a capital loss carryover in the amount of $1,343,688 which, if not offset by subsequent capital gains, will expire September 30, 2009 through September 30, 2010. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gain until the available capital loss carryover has been offset or expires.

   DISTRIBUTIONS TO SHAREHOLDERS

       Dividends from net investment income are declared daily and paid monthly in cash or reinvested in additional shares. Realized gains, if any, are paid annually.

(3)    INVESTMENT SECURITY TRANSACTIONS

       For the period ended March 31, 2002, purchases of securities and proceeds from sales, other than temporary investments in short-term securities, aggregated $15,929,038 and $16,078,749, respectively.

(4)    EXPENSES AND RELATED PARTY TRANSACTIONS

       The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital) a wholly owned subsidiary of Securian Financial Group. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. The fee for investment and advisory services is based on the average daily net assets of the Fund at the annual rate of .60 percent on the first $250 million in net assets, .55 percent on the next $250 million, .50 percent on the next $500 million and .45 percent on net assets in excess of $1 billion.

       The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Securian Financial Services, Inc. (Securian), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee up to .25 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fees are comprised of a .75 percent distribution fee and a .25 percent service fee.

       The Fund has engaged PFPC Global Fund Services to act as its transfer agent, dividend disbursing agent and redemption agent and bears the expenses of such services.

       The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reporting fees, outside legal, auditing and accounting services fees and other miscellaneous expenses.

       The Fund has entered into a shareholder and administrative services agreement with Securian Financial Group. Under this agreement, effective December 1, 2001, the Fund pays a shareholder services fee, equal to $7 per shareholder account annually, to Securian Financial Group for shareholder services which Securian Financial Group provides. Prior to December 1, 2001, the Fund paid a shareholder services fee equal to $5 per shareholder account annually. The Fund also pays Securian Financial Group an administrative service fee equal to $6,200 per month for accounting, auditing, legal and other administrative services which Securian Financial Group provides.

       Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. Under the Advisory Agreement, Advantus Capital has voluntarily agreed to absorb all Fund costs and expense which exceed 1.15% of Class A average daily net assets, 1.90% of Class B average daily net assets, and 1.90% of Class C average daily net assets. During the period ended March 31, 2002, Advantus Capital voluntarily agreed to absorb $98,638 in expenses that were otherwise payable by the Fund.

       For the period ended March 31, 2002 sales charges received by Securian for distributing the Fund's three classes of shares amounted to $33,108.

       As of March 31, 2002, Securian Financial Group and subsidiaries and the directors and officers of the Fund as a whole owned 341,589 Class A shares which represents 21.8 percent of the total outstanding Class A shares.

       Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $2,720.

(5)    CAPITAL SHARE TRANSACTIONS

       Transactions in shares for the six month period ended March 31, 2002 and year ended September 30, 2001 were as follows:

                                                      CLASS A                         CLASS B                       CLASS C
                                             -------------------------        -----------------------        ---------------------
                                               2002             2001           2002            2001           2002           2001
                                             --------         --------        -------        --------        -------       -------
Sold                                          246,323          428,285         49,043          83,643         19,466        33,990
Issued for reinvested distributions            22,856           53,922         11,365          27,488          1,942         5,242
Redeemed                                     (227,088)        (517,080)       (77,585)       (175,538)       (21,330)      (55,127)
                                             --------         --------        -------        --------        -------       -------
                                               42,091          (34,873)       (17,177)        (64,407)            78       (15,895)
                                             ========         ========        =======        ========        =======       =======

(6)    ILLIQUID SECURITIES

       At March 31, 2002, investments in illiquid securities are limited to 15% of net assets as the time of the purchase. Securities are valued by procedures described in note 2. The aggregate value of illiquid securities held by the Fund at March 31, 2002 was $819,275 which represents 3.6% of net assets. Pursuant to guidelines adopted by the Fund's Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

(7)    SECURITIES LENDING

       To enhance returns, the Fund loans securities to brokers in exchange for collateral. The Fund receives a fee from the brokers measured as a percent of the loaned securities. At March 31, 2002, the collateral is invested in cash equivalents and repurchase agreements and must be 102% of the value of securities loaned. The risk to the Fund is that the borrower may not provide additional collateral when required or return the securities when due. At March 31, 2002, securities valued at $989,953 and were on loan to brokers and the fund had $1,122,787 in cash collateral.

(8)    FINANCIAL HIGHLIGHTS

       Per share data for a share of capital stock and selected information for each period are as follows:

                                                                           CLASS A
                                             -----------------------------------------------------------------------
                                             PERIOD FROM
                                             OCTOBER 1,
                                              2001 TO
                                              MARCH 31,                      YEAR ENDED SEPTEMBER 30,
                                                2002         -------------------------------------------------------
                                             (UNAUDITED)      2001        2000        1999        1998         1997
                                              -------        -------     -------     -------     -------     -------
Net asset value, beginning of period          $ 10.30        $  9.60     $  9.71     $ 10.69     $ 10.43     $ 10.03
                                              -------        -------     -------     -------     -------     -------
Income from investment operations:
 Net investment income                            .26            .58         .58         .54         .59         .63
 Net gains (losses) on securities
  (both realized and unrealized)                 (.32)           .70        (.11)       (.79)        .30         .40
                                              -------        -------     -------     -------     -------     -------
  Total from investment operations               (.06)          1.28         .47        (.25)        .89        1.03
                                              -------        -------     -------     -------     -------     -------
Less distributions:
 Dividends from net investment income            (.26)          (.58)       (.58)       (.54)       (.60)       (.63)
 Distributions from net realized gains              -              -           -        (.19)       (.03)          -
                                              -------        -------     -------     -------     -------     -------
  Total distributions                            (.26)          (.58)       (.58)       (.73)       (.63)       (.63)
                                              -------        -------     -------     -------     -------     -------
Net asset value, end of period                $  9.98        $ 10.30     $  9.60     $  9.71     $ 10.69     $ 10.43
                                              =======        =======     =======     =======     =======     =======
Total return (a)                                 (.56)%        13.68%       5.04%      (2.36)%      8.75%      10.57%
Net assets, end of period (in thousands)      $15,665        $15,737     $15,002     $17,846     $19,419     $17,122
Ratio of expenses to average daily
 net assets (b)                                  1.15%(c)       1.15%       1.15%       1.15%       1.10%       1.00%
Ratio of net investment income
 (loss) to average daily net assets (b)          5.17%(c)       5.77%       6.08%       5.41%       5.55%       6.18%
Portfolio turnover rate (excluding
 short-term securities)                         132.1%         251.9%      191.4%      211.9%      237.2%      180.5%

------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.

(b) The Fund's Adviser and Distributor voluntarily absorbed or waived $98,638, $188,638, $168,365, $115,756, $119,092 and $129,031 in expenses for the period ending March 31, 2002 and years ended September 30, 2001, 2000, 1999, 1998 and 1997, respectively. If Class A had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.00%, 1.99%, 1.84%, 1.55%, 1.58% and 1.64% respectively, and the ratio of net investment income to average daily net assets would have been 4.32%, 4.93%, 5.39%, 5.01%, 5.07% and 5.54%, respectively. If Class
       B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.75%, 2.74%, 2.59%, 2.28%, 2.28% and 2.34%, respectively, and the ratio of net investment income to average daily net assets would have been 3.55%, 4.19%, 4.64%, 4.26%, 4.40% and 4.88%, respectively. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.75%, 2.74%, 2.59%, 2.28%, 2.28% and 2.34%, respectively, and the ratio of net investment income to average daily net assets would have been 3.57%, 4.19%, 4.68%, 4.26%, 4.43% and 4.86%, respectively.

(c)    Adjusted to an annual basis.

                                                                        CLASS B
                                           -------------------------------------------------------------------
                                           PERIOD FROM
                                            OCTOBER 1,
                                             2001 TO
                                             MARCH 31,                  YEAR ENDED SEPTEMBER 30,
                                               2002         --------------------------------------------------
                                            (UNAUDITED)      2001       2000       1999       1998       1997
                                              ------        ------     ------     ------     ------     ------
Net asset value, beginning of period          $10.33        $ 9.62     $ 9.74     $10.71     $10.43     $10.02
                                              ------        ------     ------     ------     ------     ------
Income from investment operations:
 Net investment income                           .22           .50        .51        .47        .51        .54
 Net gains (losses) on securities
  (both realized and unrealized)                (.33)          .72       (.12)      (.78)       .31        .41
                                              ------        ------     ------     ------     ------     ------
  Total from investment operations              (.11)         1.22        .39       (.31)       .82        .95
                                              ------        ------     ------     ------     ------     ------
Less distributions:
 Dividends from net investment income           (.22)         (.51)      (.51)      (.47)      (.51)      (.54)
 Distributions from net realized gains             -             -          -       (.19)      (.03)         -
                                              ------        ------     ------     ------     ------     ------
  Total distributions                           (.22)         (.51)      (.51)      (.66)      (.54)      (.54)
                                              ------        ------     ------     ------     ------     ------
Net asset value, end of period                $10.00        $10.33     $ 9.62     $ 9.74     $10.71     $10.43
                                              ======        ======     ======     ======     ======     ======
Total return (a)                               (1.02)%       12.93%      4.16%     (2.98)%     8.09%      9.72%
Net assets, end of period (in thousands)      $6,205        $6,582     $6,755     $8,171     $8,894     $6,263
Ratio of expenses to average daily
 net assets (b)                                 1.90%(c)      1.90%      1.90%      1.90%      1.90%      1.90%
Ratio of net investment income
 (loss) to average daily net assets (b)         4.41%(c)      5.03%      5.33%      4.64%      4.78%      5.32%
Portfolio turnover rate (excluding
 short-term securities)                        132.1%        251.9%     191.4%     211.9%     237.2%     180.5%

                                                                        CLASS C
                                           -------------------------------------------------------------------
                                           PERIOD FROM
                                            OCTOBER 1,
                                             2001 TO
                                             MARCH 31,                YEAR ENDED SEPTEMBER 30,
                                               2002         --------------------------------------------------
                                            (UNAUDITED)      2001       2000       1999       1998       1997
                                              ------        ------     ------     ------     ------     ------
Net asset value, beginning of period          $10.29        $ 9.59     $ 9.70     $10.68     $10.42     $10.02
                                              ------        ------     ------     ------     ------     ------
Income from investment operations:
 Net investment income                           .22           .50        .51        .47        .51        .54
 Net gains (losses) on securities
  (both realized and unrealized)                (.32)          .70       (.11)      (.79)       .29        .40
                                              ------        ------     ------     ------     ------     ------
  Total from investment operations              (.10)         1.20        .40       (.32)       .80        .94
                                              ------        ------     ------     ------     ------     ------
Less distributions:
 Dividends from net investment income           (.22)         (.50)      (.51)      (.47)      (.51)      (.54)
 Distributions from net realized gains             -             -          -       (.19)      (.03)         -
                                              ------        ------     ------     ------     ------     ------
  Total distributions                           (.22)         (.50)      (.51)      (.66)      (.54)      (.54)
                                              ------        ------     ------     ------     ------     ------
Net asset value, end of period                $ 9.97        $10.29     $ 9.59     $ 9.70     $10.68     $10.42
                                              ======        ======     ======     ======     ======     ======
Total return (a)                                (.93)%       12.84%      4.26%     (3.10)%     7.89%      9.61%
Net assets, end of period (in thousands)      $  100        $1,029     $1,112     $1,594     $2,089       $899
Ratio of expenses to average daily
 net assets (b)                                 1.90%(c)      1.90%      1.91%      1.90%      1.90%      1.90%
Ratio of net investment income
 (loss) to average daily net assets (b)         4.42%(c)      5.03%      5.32%      4.64%      4.81%      5.30%
Portfolio turnover rate (excluding
 short-term securities)                        132.1%        251.9%     191.4%     211.9%     237.2%     180.5%

ADVANTUS FUND

DIRECTORS AND EXECUTIVE OFFICERS

Under Minnesota law, the Board of Directors of the Fund has overall responsibility for managing the Fund in good faith and in a manner reasonably believed to be in the best interests of the Fund. The directors meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the performance of the Fund. Certain of the directors are considered "interested persons" (as defined in the Investment Company Act of 1940) of the Fund primarily by reason of their engagement as officers of the Fund's investment adviser, Advantus Capital Management, Inc. ("Advantus Capital"), or as officers of companies affiliated with Advantus Capital, including Minnesota Life Insurance Company ("Minnesota Life"). The remaining directors, because they are not interested persons of the Fund, are considered independent ("Independent Directors") and are not employees or officers of, and have no financial interest in, Advantus Capital, Minnesota Life or their other affiliates. A majority of the Board of Directors is comprised of Independent Directors.

The individuals listed in the table below serve as directors and officers of the Fund, and also serve in the same capacity for each of the other eleven Advantus Funds (the Advantus Funds are the twelve registered investment companies, consisting of 30 portfolios, for which Advantus Capital serves as the investment adviser). Only executive officers and other officers who perform policy-making functions with the Fund are listed. None of the directors is a director of any public company (a company required to file reports under the Securities Exchange Act of 1934) or of any registered investment companies other than the Advantus Funds. Each director serves for an indefinite term, until his or her resignation, death or removal.

                                       POSITION WITH FUND
NAME, ADDRESS(1)                       AND LENGTH OF                     PRINCIPAL OCCUPATION(S)
AND AGE                                TIME SERVED                       DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
--------------------------------------------------------------------------------------------------------------------
William N. Westhoff                    President and                    President, Treasurer and Director,
Age: 54                                Director since                   Advantus Capital Management, Inc.;
                                       July 23, 1998                    Senior Vice President and Treasurer,
                                                                        Minnesota Life Insurance Company;
                                                                        President, MCM Funding 1997-1, Inc. and
                                                                        MCM Funding 1998-1, Inc. (entities holding
                                                                        legal title to mortgages beneficially owned
                                                                        by certain clients of Advantus Capital);
                                                                        Senior Vice President, Global Investments,
                                                                        American Express Financial Corporation,
                                                                        Minneapolis, Minnesota, from August 1994
                                                                        to October 1997

Frederick P. Feuerherm                 Vice President,                  Vice President, Assistant Secretary and
Age: 55                                Director and                     Director, Advantus Capital
                                       Treasurer since                  Management, Inc.; Vice President,
                                       July 13, 1994                    Minnesota Life Insurance Company;
                                                                        Vice President and Director,
                                                                        MIMLIC Funding, Inc. (entity holding legal
                                                                        title to bonds beneficially owned by certain
                                                                        clients of Advantus Capital); Vice President
                                                                        and Assistant Secretary, MCM Funding
                                                                        1997-1, Inc. and MCM Funding 1998-1, Inc.
                                                                        (entities holding legal title to mortgages
                                                                        beneficially owned by certain clients of
                                                                        Advantus Capital)

                                              POSITION WITH FUND
NAME, ADDRESS(1)                              AND LENGTH OF                    PRINCIPAL OCCUPATION(S)
AND AGE                                       TIME SERVED                      DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
-------------------------------------------------------------------------------------------------------------------------
Ralph D. Ebbott                               Director since                   Retired, Vice President and Treasurer
Age: 74                                       October 22, 1985                 of Minnesota Mining and Manufacturing
                                                                               Company (industrial and consumer
                                                                               products) through June 1989

Charles E. Arner                              Director since                   Retired, Vice Chairman of The First
Age: 79                                       April 30, 1986                   National Bank of Saint Paul from
                                                                               November 1983 through June 1984;
                                                                               Chairman and Chief Executive Officer of
                                                                               The First National Bank of Saint Paul from
                                                                               October 1980 through November 1983

Ellen S. Berscheid                            Director since                   Regents' Professor of Psychology at the
Age: 65                                       October 22, 1985                 University of Minnesota

-------------------------------------------------------------------------------------------------------------------------
OTHER EXECUTIVE OFFICERS
-------------------------------------------------------------------------------------------------------------------------

Michael J. Radmer                             Secretary since                  Partner with the law firm of
Dorsey & Whitney LLP                          April 16, 1998                   Dorsey & Whitney LLP
50 South Sixth Street
Minneapolis, Minnesota 55402
Age: 56

--------
(1) Unless otherwise noted, the address of each director and officer is the address of the Fund: 400 Robert Street North, St. Paul, Minnesota 55101.

The Fund's Statement of Additional Information (SAI) includes additional information about Fund directors, and is available, without charge, upon request. You may request a copy of the current SAI by telephoning Advantus Shareholder Services, toll free, at (800) 665-6005.

SHAREHOLDER SERVICES

       The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS:  www.AdvantusFunds.com

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Securian Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus containing more complete information including charges and expenses, for any of the Advantus Funds you are interested in. Read the prospectus carefully before investing. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.AdvantusFunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER
Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., Advantus Enterprise Fund, Inc., and Advantus Venture Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc./Franklin Advisers, Inc., Credit Suisse Asset Management, LLC, and State Street Research & Management Company, respectively, selects the Fund's investments.)

Advantus Capital Management,Inc. manages twelve mutual funds containing $2.3 billion in assets in addition to $11.3 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 15 years of investment experience.

ADVANTUS FAMILY OF FUNDS
Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

                 (This page has been left blank intentionally.)

      THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.


[ADVANTUS(TM) CAPITAL MANAGEMENT LOGO]

Distributed by:
SECURIAN FINANCIAL SERVICES, INC.
Securities Dealer, Member NASD/SIPC.
Registered Investment Advisor

400 Robert Street North, St. Paul, MN 55101-2098
1.888.237.1838
3010-2002-1987N

SECURIAN FINANCIAL SERVICES, INC.                            PRESORTED STANDARD
400 ROBERT STREET NORTH                                       U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                         ST. PAUL, MN
                                                               PERMIT NO. 3547

ADDRESS SERVICE REQUESTED



F.48644 Rev. 5-2002